UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Indaptus Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Indaptus Therapeutics, Inc.

NOTICE & PROXY STATEMENT

Special Meeting of Stockholders

July 25, 2025

10.00 a.m. (Eastern time)

INDAPTUS THERAPEUTICS, INC.

3 COLUMBUS CIRCLE, 15TH FLOOR

NEW YORK, NY 10019

June 23, 2025

To Our Stockholders:

You are cordially invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Indaptus Therapeutics, Inc. at 10.00 a.m. Eastern time, on July, 25, 2025, at the offices of Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY. Please note that in order to gain admission to the site of the Special Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Special Meeting, we strongly encourage you to advise Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on July 24, 2025, so that we can timely provide your name to building security.

As we previously disclosed on June 12, 2025, we are conducting a private placement of convertible notes and warrants according to which we are obligated to seek approval from our stockholders with respect to the shares of common stock underlying the securities we are offering for purposes of complying with Nasdaq rules.

The Notice of Meeting and Proxy Statement on the following pages describe the specific matters to be presented at the Special Meeting. Please see the section called “Who can attend the Special Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting in person.

Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Special Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

/s/ Roger J. Pomerantz

Roger J. Pomerantz, M.D., F.A.C.P.
Chairman

i

INDAPTUS THERAPEUTICS, INC.

3 Columbus Circle

New York, NY 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD friday, JULY 25, 2025

The Special Meeting of Stockholders (the “Special Meeting”) of Indaptus Therapeutics, Inc., a Delaware corporation (the “Company”), will be held at 10.00 a.m. Eastern time on July 25, 2025, at the offices of Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY. The Special Meeting will be held for the following purposes:

●	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of (i) shares of the Company’s common stock issuable upon the conversion of convertible notes (“Notes”) issued or issuable in an ongoing private placement under Rule 506(c) of the Securities Act of 1933, as amended (the “Private Placement”), and (ii) shares of common stock issuable upon exercise of certain warrants including common warrants (“Common Warrants”), pre-funded warrants issuable in lieu of shares of common stock issuable upon conversion of the Notes, and placement agent warrants, each of which is issuable in the Private Placement (the “Issuance Proposal”);

●	To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of (i) shares of common stock issuable upon the conversion of one or more Notes issued or issuable in the Private Placement to the Chief Executive Officer and Director of the Company (“Related Party”), and (ii) shares of common stock issuable upon exercise of one or more Common Warrants issuable in the Private Placement to the Related Party (the “Related Party Proposal”); and

●	To transact such other business as may properly come before the Special Meeting or any continuation, postponement, or adjournment of the Special Meeting.

Holders of record of our common stock as of the close of business on June 16, 2025 are entitled to notice of and to vote at the Special Meeting, or any continuation, postponement or adjournment of the Special Meeting. A complete list of such stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, at the offices of the Company during regular business hours for a period of at least ten days prior to the Special Meeting for any purpose germane to the meeting. The Special Meeting may be continued, postponed, or adjourned from time to time without notice other than by announcement at the Special Meeting.

Please note that in order to gain admission to the site of our Special Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Special Meeting, we strongly encourage you to advise Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on July 24, 2025, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Special Meeting, we encourage you to arrive at the meeting no later than 9:00 a.m., Eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting. We currently intend to hold the meeting in person. However, if we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on the Investors page of our website at https://indaptusrx.com and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the Special Meeting. We ask that each stockholder evaluate the relative benefits of in-person attendance at the Special Meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Special Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Special Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/ Roger J. Pomerantz

Roger J. Pomerantz, M.D., F.A.C.P.
Chairman

New York, New York

June 23, 2025

INDAPTUS THERAPEUTICS, INC.

3 Columbus Circle, 15th Floor

New York, NY 10019

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Indaptus Therapeutics, Inc. of proxies to be voted at our Special Meeting of Stockholders to be held on July 25, 2025 (the “Special Meeting”), at 10:00 a.m. Eastern time, at the offices of Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY, and at any continuation, postponement, or adjournment of the Special Meeting.

Holders of record of shares of our common stock, $0.01 par value per share, as of the close of business on June 16, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting and any continuation, postponement, or adjournment of the Special Meeting. As of the Record Date, there were 16,034,444 shares of common stock outstanding and entitled to vote at the Special Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Special Meeting.

This proxy statement will be released on or about July 1, 2025 to our stockholders on the Record Date.

In this proxy statement, “Indaptus”, “Company”, “we”, “us”, and “our” refer to Indaptus Therapeutics, Inc. (formerly Intec Parent, Inc.) and, where appropriate, its consolidated subsidiaries, Intec Pharma Ltd. and Decoy Biosystems, Inc. References to “Intec Parent” refer to Intec Parent, Inc., the successor of Intec Pharma Ltd. following the domestication merger (the “Domestication Merger”) with Intec Parent, references to “Intec Israel” refer to Intec Pharma Ltd., the predecessor of Indaptus prior to the Domestication Merger, and references to “Decoy” refer to Decoy Biosystems, Inc., the entity acquired by Indaptus in connection with the merger with Decoy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 25, 2025

This Proxy Statement is available at http://www.proxyvote.com/

Proposals

At the Special Meeting, our stockholders will be asked:

●	To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of (i) shares of the Company’s common stock issuable upon the conversion of convertible notes (“Notes”) issued or issuable in an ongoing private placement under Rule 506(c) of the Securities Act of 1933, as amended (the “Private Placement”), and (ii) shares of common stock issuable upon exercise of certain warrants including (“Common Warrants”) pre-funded warrants issuable in lieu of shares of common stock issuable upon conversion of the Notes (“Pre-funded Warrants”), and placement agent warrants (“Placement Agent Warrants”), each of which is issuable in the Private Placement (the “Issuance Proposal”);

●	To approve, in accordance with Nasdaq Listing Rule 5635(c), the issuance of (i) shares of common stock issuable upon the conversion of one or more Notes issued or issuable in the Private Placement to the Chief Executive Officer and Director of the Company (“Related Party”), and (ii) shares of common stock issuable upon exercise of one or more Common Warrants issuable in the Private Placement to the Related Party (the “Related Party Proposal”); and

●	To transact such other business as may properly come before the Special Meeting or any continuation, postponement, or adjournment of the Special Meeting.

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, your shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

●	FOR the Issuance Proposal; and

●	FOR the Related Party Proposal.

If any other matter properly comes before the stockholders for a vote at the Special Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Indaptus’ Board of Directors is soliciting your proxy to vote your shares at the Special Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE Special Meeting OF STOCKHOLDERS

Who is entitled to vote at the Special Meeting?

The Record Date for the Special Meeting is June 16, 2025. You are entitled to vote at the Special Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Special Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Special Meeting. At the close of business on the Record Date, there were 16,034,444 shares of common stock outstanding and entitled to vote at the Special Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also referred to as a “registered stockholder”) holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares in person at the Special Meeting, you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Special Meeting.

How many shares must be present to hold the Special Meeting?

A quorum must be present at the Special Meeting for any business to be conducted. The presence in person at the Special Meeting or by proxy, of the holders of not less than 33.3% of the voting power of the capital stock issued and outstanding on the Record Date will constitute a quorum.

Who can attend the Special Meeting?

You may attend the Special Meeting in person only if you are an Indaptus stockholder of record who is entitled to vote at the Special Meeting, or if you hold a valid proxy for the Special Meeting. If you would like to attend the Special Meeting, you must contact Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 no later than 5:00 p.m., Eastern time, on July 24, 2025 to have your name placed on the attendance list. In order to be admitted into the Special Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your shares are held in “street name,” you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Special Meeting.

What if a quorum is not present at the Special Meeting?

If a quorum is not present at the scheduled time of the Special Meeting, the Chairperson of the Special Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote in person at the Special Meeting or by proxy. There are three ways to vote by proxy:

●	by Internet—You can vote over the Internet by going to www.proxyvote.com and following the instructions;

●	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions; or

●	by Mail—If you received a proxy card, you can vote by mail by signing and dating the proxy card and returning it in accordance with the instructions on the card.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on July 24, 2025. To vote via the Internet or telephone, you will need the 16-digit control number included on your proxy card.

Whether or not you expect to attend the Special Meeting in person, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. If you submit your proxy, you may still decide to attend the Special Meeting and vote your shares in person.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Special Meeting, you should contact your bank or broker to obtain a “legal proxy” and bring it to the Special Meeting.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the Internet or telephone;

●	by giving written notice of revocation to the Secretary of Indaptus prior to or at the Special Meeting; or

●	by voting in person at the Special Meeting.

Your most recent proxy card or proxy submitted by Internet or telephone is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Special Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Special Meeting by obtaining a “legal proxy” and bringing it to the Special Meeting.

Who will count the votes?

Nir Sassi, our inspector of election appointed for the Special Meeting, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 8 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Special Meeting?

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Will there be a question and answer (Q&A) session during the Special Meeting?

As part of the Special Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders admitted to the Special Meeting by following the procedures outlined above in “Who can attend the Special Meeting?” will be permitted to submit questions during the Special Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Special Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already made by another stockholder;

●	in excess of the two-question limit;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chairperson or Secretary in their reasonable judgment.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Abstentions and Broker Non-Votes
Proposal 1: Approval of the Issuance Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have the same legal effect as a negative vote. A broker non-vote will have no effect.
Proposal 2: Approval of the Related Party Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have the same legal effect as a negative vote. A broker non-vote will have no effect.

What is an “abstention” and how will abstentions be treated?

An “abstention,” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum but will have no effect on the outcome of voting.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as the approval of the Issuance Proposal or the Related Party Proposal. Because the only matters to be voted on at the Special Meeting are “non-routine” matters, broker non-votes will not count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Special Meeting?

We plan to announce preliminary voting results at the Special Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Special Meeting.

PROPOSALs TO BE VOTED ON

PROPOSAL 1: ISSUANCE PROPOSAL

We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of (i) shares of our common stock underlying Notes issued or issuable in the ongoing Private Placement, and (ii) shares of common stock issuable upon exercise of certain warrants including Common Warrants, Pre-funded Warrants and Placement Agent Warrants, each of which is issuable in the Private Placement.

The information set forth in this Proposal No. 1 is qualified in its entirety by reference to the full text of the form of Purchase Agreements (as defined below), form of Note, the form of Warrant and the form of PAA (as defined below), attached as exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to our Current Report on Form 8-K filed with the SEC on June 12, 2025.

Stockholders are urged to carefully read these documents.

Background

On June 12, 2025, we entered into securities purchase agreements (the “Purchase Agreements”) with certain accredited investors (the “Purchasers”) in the Private Placement of Notes and Common Warrants. The closing of the Private Placement occurred on June 12, 2025 resulting in gross proceeds of $2.3 million, before deducting the placement agent’s fees and other offering expenses.

We may continue offering additional Notes and Common Warrants on the same terms until we have raised a maximum of $5 million in gross proceeds (unless increased at the discretion of the Company).

The Notes bear interest at the rate of 6% per year and will mature on July 28, 2026 (the “Maturity Date”). The Notes will convert, together with accrued interest, into shares of the Company’s common stock (the “Conversion Shares”) on the date (the “Conversion Date”) which is the earlier of (i) the date that is 30 days from the effectiveness of a reverse split effected by the Company on Nasdaq, and (ii) the one-year anniversary from the issuance of the Notes. The conversion price per share of common stock (the “Conversion Price”) will be equal to 80% of the average Nasdaq official closing price of the common stock for the five trading days immediately preceding and including the Conversion Date, subject to a maximum conversion price of $0.40, as adjusted for stock splits and the like.

If after giving effect to the conversion of the Notes, any such holder of the Notes would beneficially own in excess of 4.99% or 9.99% of the shares of common stock outstanding immediately after giving effect to such conversion, then in lieu of receipt of shares of common stock upon conversion, the holder shall receive such Pre-funded Warrants, in substantially the same form as the Common Warrants, but with an exercise price for the Pre-funded Warrants of $0.01 per share and no expiration date.

Within 10 days of the later of the Conversion Date and the date stockholder approval) is obtained, each Purchaser will receive a Common Warrant exercisable for shares of our common stock in a number equal to (i) 200% of the Conversion Shares if they subscribed on or before the close of business on June 30, 2025 or (ii) 100% of the Conversion Shares if they subscribed after June 30, 2025. The Common Warrants are exercisable on the date which is the later of (i) the Conversion Date and (ii) the date stockholder approval is obtained and will expire on the five year anniversary thereafter. The Common Warrants will have an exercise price equal to the Conversion Price.

Paulson Investment Company, LLC (“Paulson”) served as the exclusive placement agent for the issuance and sale of securities of the Company pursuant to a Placement Agent Agreement (the “PAA”) between the Company and Paulson. As compensation for such placement agent services, the Company has agreed to pay Paulson an aggregate cash fee equal to 12.0% of the gross proceeds received by the Company from the Private Placement, and a non-accountable expense of $25,000. In addition, Paulson is entitled to certain tail rights for a period of one year following the termination or expiration of the PAA. The Placement Agent will also receive Placement Agent Warrants to purchase a number of shares of our common stock equal to 12% of the shares of common stock underlying the Notes issued in the Private Placement. The Placement Agent Warrants will have the same terms as the Common Warrants and will expire on the fifth anniversary of the issue date. The PAA contains certain customary representations and warranties and indemnification obligations of the Company and Paulson.

Nasdaq Stockholder Approval Requirement; Reasons for the Issuance Proposal

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities, and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (such price, the “Nasdaq Minimum Price”).

Because the Conversion Price and exercise price of the Common Warrants and Placement Agent Warrants may be less than the Nasdaq Minimum Price, the Purchase Agreement contains a provision stating that in the event stockholder approval is required for the shares underlying the Notes and the Common Warrants, respectively, the Company shall take all action necessary to hold a special meeting of its stockholders for the purpose of obtaining stockholder approval.

Since the Conversion Price and the exercise price of the Common Warrants and Placement Agent Warrants may be less than the Nasdaq Minimum Price, we are therefore seeking stockholder approval for the Issuance Proposal.

We are not seeking the approval of our stockholders to authorize our entry into the Private Placement, but rather to approve the conversion of the Notes and exercise of the Common Warrants, Pre-funded Warrants and Placement Agent Warrants into shares of our common stock. As such, if the stockholders do not approve this proposal, any such Notes may not be converted into common stock and any Common Warrant, Pre-funded Warrants and Placement Agent Warrants, if issued, will not convert into common stock.

If stockholders approve the Issuance Proposal, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such issuance. Because the Conversion Price of the Notes and the exercise price of the Common Warrants and Placement Agent Warrants are dependent upon the trading price of our common stock in the future, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Vote Required

The proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions will have the same legal effect as a negative vote. Broker non-votes will have no effect on the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Issuance Proposal.

PROPOSAL 2: RELATED PARTY PROPOSAL

We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(c), of the issuance of (i) shares of our common stock underlying Notes issued or issuable in the ongoing Private Placement, and (ii) shares of common stock issuable upon exercise of one or more Common Warrants issuable in the Private Placement to the Related Party.

Nasdaq Stockholder Approval Requirement; Reasons for the Related Party Proposal

Nasdaq Rule 5635(c) requires stockholder approval in connection with certain non-public offerings involving the sale, issuance or potential issuance of equity compensation. For this purpose, “equity compensation” includes common stock (and securities convertible into or exercisable for common stock) issued to a company’s officers, directors, employees or consultants at a discount to the market value of such common stock. “Market value” means the consolidated closing bid price (as reflected on Nasdaq) immediately preceding the time that the company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation.

The shares of common stock issued or issuable underlying the Notes and the shares of common stock issuable upon exercise of the Common Warrants may be considered “equity compensation” under Nasdaq Rule 5635(c). Mr. Jeffrey Meckler, our Chief Executive Officer and director, is participating in the Private Placement. Since the Conversion Price of the Notes and the exercise price of the Common Warrants may be less than the market value our common stock immediately preceding the date of entering into the Purchase Agreement with Mr. Meckler, Mr. Meckler has agreed with the Company that the Notes may not be converted and the Common Warrant may not be exercised into common stock until shareholder approval is obtained.

Therefore, we are asking for your approval to issue shares of common stock underlying (i) the Notes issued and issuable to Mr. Meckler and (ii) the Common Warrants issuable to Mr. Meckler.

We are not seeking the approval of our stockholders to authorize our entry into the Private Placement, but rather to approve the conversion of the Notes and exercise of the Common Warrants purchased by Mr. Meckler into shares of our common stock. As such, if the stockholders do not approval this proposal, any such Notes may not be converted into the Conversion Shares and any Common Warrant, if issued, will not convert into common stock.

If our stockholders approve this proposal, then we may issue to Mr. Meckler shares of our common stock issuable upon conversion of any Note and exercise of any Common Warrant purchased now or in the future by Mr. Meckler in the Private Placement in accordance with the terms of the Note and Common Warrant.

If stockholders approve this proposal, the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be diluted. Although the number of shares of our common stock that our existing stockholders own will not decrease, the shares of our common stock owned by our existing stockholders will represent a smaller percentage of our total outstanding shares of our common stock after any such issuance. Because the Conversion Price of the Notes and the exercise price of the Common Warrants are dependent upon the trading price of our common stock in the future, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Vote Required

The proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions will have the same legal effect as a negative vote. Broker non-votes will have no effect on the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Related Party Proposal.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 3 Columbus Circle, 15th Floor, New York, NY 10019 in writing not later than December 29, 2025.

Stockholders intending to present a proposal at the 2026 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no earlier than February 10, 2026 and no later than March 12, 2026. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after June 10, 2026, then our Secretary must receive such written notice not more than the 120th day prior to the 2026 Annual Meeting and not later than the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of June 16, 2025, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 16,034,444 shares of common stock outstanding as of June 16, 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of June 16, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is 3 Columbus Circle, 15th Floor, New York, NY 10019. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares		Percentage of Shares
Name of Beneficial Owner	Beneficially Owned		Beneficially Owned
Persons or entities holding 5% or more our outstanding common stock

Glen R. Anderson	1,190,400	(1)	7.4%
Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014	2,142,462	(2)	12.5%
Yehuda Shimoni	1,644,300	(3)	9.8%
Thomas Mollick	2,348,598	(4)	13.7%

Named executive officers and directors
Michael J. Newman, Ph.D.	1,759,373	(5)	10.7%
Jeffrey A. Meckler	1,038,677	(6)	6.2%
Roger Waltzman, M.D.	97,500	(7)	*
Walt A. Linscott, Esq.	326,833	(8)	2.0%
Hila Karah	52,500	(9)	*
Anthony J. Maddaluna	53,170	(10)	*
William B. Hayes	52,500	(11)	*
Dr. Roger J. Pomerantz	182,000	(12)	1.1%
Mark Gilbert, M.D.	58,750	(13)	*
Robert E. Martell, M.D., Ph.D.	32,500	(14)	*

All executive officers and directors as a group (11 persons)	3,802,136	(15)	20.8%

*	Less than one percent.

(1)	Based solely upon a Schedule 13G/A filed with the SEC on August 17, 2023. 1,076,482 shares are held by the Anderson Family Trust U/A/D January 7, 2017 in which Glen R. Anderson is a trustee of the Anderson Family Trust and shares voting and dispositive control with his spouse, and 113,918 shares are held by Mr. Anderson over which he has sole voting and dispositive power. The business address of Mr. Anderson is 101 South 200 East, Suite 700, Salt Lake City, UT 84111.

(2)	Consists of (i) 1,071,231 shares of common stock, and (ii) 1,071,231 shares of common stock issuable upon exercise of warrants which are subject to either a 4.99% or 9.99% beneficial ownership limitation. The amounts and percentages in the table do not give effect to such beneficial ownership limitation.

(3)	Consists of (i) 865,158 shares of common stock, and (ii) 779,142 shares of common stock issuable upon exercise of warrants which are subject to either a 4.99% or 9.99% beneficial ownership limitation. The amounts and percentages in the table do not give effect to such beneficial ownership limitation.

(4)	Consists of (i) 1,212,837 shares of common stock, and (ii) 1,135,761 shares of common stock issuable upon exercise of warrants which are subject to either a 4.99% or 9.99% beneficial ownership limitation. The amounts and percentages in the table do not give effect to such beneficial ownership limitation.

(5)	Consists of (i) 1,341,524 shares of common stock held by the Michael J. Newman Trust, dated January 21, 2008, Michael J. Newman, Trustee; (ii) 26,832 shares of common stock held by Janet Lee Harris, Trustee of the Janet Harris Living Trust, executed on March 25, 2009. Ms. Harris is the spouse of Dr. Newman, and as such, Dr. Newman is deemed to beneficially own such shares; and (iii) 391,017 shares of common stock issuable upon exercise of outstanding options, of which 7,208 will vest within 60 days of June 12, 2025.

(6)	Consists of (i) 202,859 shares of common stock, (ii) 127,485 shares of common stock issuable upon exercise of warrants, and (ii) 708,333 shares of common stock issuable upon exercise of outstanding options, of which 16,667 will vest within 60 days of June 12, 2025.

(7)	Consists of 97,500 shares of common stock issuable upon exercise of outstanding options, of which 13,750 will vest within 60 days of June 12, 2025.

(8)	Consists of (i) 150 shares of common stock and (ii) 326,683 shares of common stock issuable upon exercise of outstanding options, of which 9,583 will vest within 60 days of June 12, 2025.

(9)	Consists of 52,500 shares of common stock issuable upon exercise of outstanding options.

(10)	Consists of (i) 670 shares of common stock and (ii) 52,500 shares of common stock issuable upon exercise of outstanding options.

(11)	Consists of 52,500 shares of common stock issuable upon exercise of outstanding options.

(12)	Consists of 182,000 shares of common stock issuable upon exercise of outstanding options.

(13)	Consists of 58,750 shares of common stock issuable upon exercise of outstanding options.

(14)	Consists of 32,500 shares of common stock issuable upon exercise of outstanding options.

(15)	Consists of (i) 1,572,035 shares of common stock, (ii) 127,485 shares of common stock issuable upon exercise of warrants, and (ii) 2,102,616 shares of common stock issuable upon exercise of outstanding options, of which 53,875 will vest within 60 days of June 12, 2025.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting. However, if other matters should come before the Special Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Special Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Nir Sassi

Nir Sassi, Chief Financial Officer, Treasurer and Secretary

New York, New York
June 23, 2025

Indaptus THERAPEUTICS

*INDAPTUS THERAPEUTICS, INC.*
*ATTN: NIR SASSI*
*3 COLUMBUS CIRCLE, 15TH FLOOR*
*NEW YORK, NY 10019*

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Daylight Time on July 24, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Daylight Time on July 24, 2025. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V76438-S16776 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**INDAPTUS THERAPEUTICS, INC.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Notice and Proxy Statement is available at www.proxyvote.com

V76439-S16776

**INDAPTUS THERAPEUTICS, INC.**
**SPECIAL MEETING OF STOCKHOLDERS**
**July 25, 2025 10:00 AM EDT**
**This proxy is solicited by the Board of Directors**

The undersigned stockholder(s) of Indaptus Therapeutics, Inc. hereby appoint(s) Jeffrey Meckler and Nir Sassi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Indaptus Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, EDT on Friday, July 25, 2025, at 3 Columbus Circle, 15th Floor, New York, NY 10019, and any continuation, postponement or adjournment thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Special Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any continuation, postponement or adjournment thereof.

**This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**Continued and to be signed on reverse side**